UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 19, 2007 (July 13, 2007)
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
SIGNATURE

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Liz Claiborne, Inc. (the “Company”), is filing this Current Report on Form 8-K (the “8-K”) to report that on July 13, 2007, the Compensation Committee of the Board of Directors took action under the Company’s stockholder approved 2005 Stock Incentive Plan and approved the issuance of Performance Share Awards to certain of its employees, including the Company’s executive officers. Performance Shares are earned based on the achievement of certain profit generation, profitability and return on capital targets set in alignment with the Company’s recently released strategy, for performance through fiscal year 2009, with the number of shares earned ranging from 0 to 150% of the target amount. Awards include the following:

NAME AND TITLE	TARGET NUMBER
OF SHARES

William McComb — Chief Executive Officer	97,540
Michael Scarpa — Chief Operating Officer	24,560
Andrew Warren — Chief Financial Officer	21,830
Lawrence McClure — Senior Vice President, Human Resources	9,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: July 19, 2007	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Vice President, General Counsel and Secretary